LASER ENERGETICS, INC.

      The undersigned hereby agrees that for a period commencing on November 30, 2005 and expiring on the date that all amounts owed to Cornell Capital Partners, LP (the "Investor"), or any successors or assigns, under the Secured Convertible Debentures issued to the Investor pursuant to the Amended and Restated Securities Purchase Agreement between Laser Energetics, Inc. (the "Company") and the Investor dated February 13, 2006 have been paid (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: November 30, 2005

                                           Signature

                                           TREY RESOURCES, INC.


                                           /s/ Mark Meller
                                           -------------------------------------
                                           Name: Mark Meller
                                           Title: CEO & President
                                           Address: 5 Regent Street
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                                           City, State, Zip Code: Livingston, NJ
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                                           16-1633636
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